(ICON)

Prudential
Tax-Managed
Equity Fund

ANNUAL
REPORT
Oct. 31, 1999

(LOGO)

A Message from the Fund's President          December 15, 1999
(PHOTO)

Dear Shareholder,
Prudential Tax-Managed Equity Fund opened on March 3, 1999.
Since inception, the Fund's Class A shares returned 12.70%, ahead of the 10.81% returns for the Lipper Large-Cap Core
Fund Average.

Growth and technology
Growth stocks, specifically large-capitalization growth stocks, continued to drive the performance of the Fund over our reporting period. Large-cap growth stocks also led the way for many of the major equity indexes, including the S&P 500 Index--which we most closely attempt to mirror. Our quantitatively driven stock selection greatly benefited the Fund in this market environment and enabled Prudential Tax-Managed
Equity Fund to outperform the S&P 500 Index, which returned
10.99%. The Fund also benefited from the absence of any taxable distributions being reported since its inception.

In the following pages, our portfolio management team explains why Prudential Tax-Managed Equity Fund performed well, how the Fund is managed, and why it is an important part of an investor's portfolio.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Tax-Managed Equity Fund

Performance Review
(PHOTO)   (PHOTO)   (PHOTO)

James Scott, Mark Stumpp, and
Ted Lockwood--Fund Managers

Investment Goals and Style
We attempt to provide after-tax returns that exceed those of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) over the long term. Using quantitative investment strategies, we emphasize individual securities that we believe are likely to perform well. To manage risk and provide broad market participation at all times, however, we try to maintain the Fund's sector, industry, size, and security exposures close to those of the S&P 500 Index.

Wise choices in a strong market
Throughout our reporting period, investors continued to reward electronics/ technology stocks as well as the resurgent industrial stocks. While the Fund benefited from the broad market's rise, our healthy returns came primarily from our security selection in electronics/technology and in certain industrial sectors. We also did well with our energy-oriented stocks.

When our models suggest an advantage in departing from a sector's weight in the S&P 500 Index, we do so modestly. During the current reporting period, our techniques uncovered few bargains among healthcare stocks and, as a result, we invested somewhat less in this sector. This decision eased the impact on our returns when healthcare stocks actually underperformed the broader market.

Our investment techniques
While many managers are associated with a single investment style, we buy both growth and value stocks, using different criteria to identify attractive opportunities in each category. Our investment techniques are grounded in the emerging field of behavioral finance, whose studies suggest that human nature causes investors to overemphasize recent news about companies while neglecting longer-term trends.

An example of our technique: slow growing stocks often become underpriced, relative to their earnings or book value, when investors over-react to unexpected bad news. We try to take advantage of these depressed prices by buying and holding these stocks until they have reached their fair value.
This approach is similar to that of traditional value investors.

In the case of rapid-growth stocks, overconfident investors may disregard signs that an expanding company is unlikely to sustain its recent pace. Investors may continue to hold a stock even after it experiences an earnings letdown. While we invest in a number of strong growth companies, we try to avoid those whose earnings we believe will be unable to keep up with expectations. We also pay close attention to recent news about the future growth prospects of these companies.

Knowing when to sell a holding is also important, even when it involves realizing a loss. Investors commonly hold poorly performing stocks for too long. Our approach forces us to be objective investors and, therefore, reduces the likelihood that we will hold deteriorating positions in the face of ever-worsening business prospects.

Tax management and long-term capital appreciation
We try to defer taxes by allowing stocks to appreciate free from tax consequences for as long as prudence allows. Since current tax law penalizes profits on securities sold within a year after purchase, many funds minimize turnover to become more tax efficient.

Turnover that focuses on stocks that have depreciated in value can actually increase tax efficiency. With state-of-the-art market assessment techniques, we can review the portfolio daily for holdings that have fallen in value. We sometimes lock in a loss by selling a stock, especially if we can replace it with another stock that has a common profile, is generally in the same industry, or has similar growth potential. Through this type of exchange, we can maintain, or even improve, the quality of our portfolio with new stocks while reaping tax benefits from the sale of the old stocks.
The desired result is an inventory of "stored losses" that can be used to offset taxes from future gains.

To maximize the benefits of these "stored tax losses," we trade relatively often. While many times we have a turnover that is higher than that of other tax-managed funds, we believe our active management can significantly reduce the tax

Performance at a Glance
Cumulative Total Returns1                            As of 10/31/99
                                       Since Inception2          Since Inception2
                                    (Without sales charge)     (With sales [ZW]
charge)
Class A                                    12.70%                    7.07%
Class B                                    12.20                     7.20
Class C                                    12.20                    10.08
Class Z                                    13.00                    13.00
Lipper Large-Cap Core Fund Avg.3           10.81                     ***

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper
Inc. Since the Fund has been in existence less than one year, no average annual total returns are presented. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years.
Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 3/3/99.

3 The Lipper Since Inception return is for all funds in each share class in the Large-Cap Core Fund category. The Lipper average is unmanaged. Large-Cap Core funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P(R) Mid-Cap 400 Index. Large-Cap Core funds have wide latitude in the companies in which they invest. These funds will normally have an average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average.

"Standard & Poor's(R)" and "S&P(R)" are registered trademarks of The McGraw-Hill Companies, Inc.

Review Cont'd.

implications when we feel the time has come to sell a winning holding. In the relatively short time since the Fund's inception, it has realized a suitable amount of losses--in dollar terms--to offset future capital gains. This provided the Fund with a significant tax advantage while still allowing the Fund to achieve a high net return that outpaced its competitive benchmarks.

Looking Ahead
Positioning the portfolio for the long term
We believe that our disciplined, quantitative investment style will provide healthy overall performance, with volatility relatively close to that of the stock market as a whole.
We will continue to maintain a risk profile very close to that of the S&P 500 Index, which currently has an emphasis on large-cap growth stocks. Some of our largest holdings-- Microsoft, General Electric, and Wal-Mart Stores--are also large-cap stocks represented heavily in the S&P 500 Index.
We will, however, continue to search for companies that offer good, solid value and have the potential for future positive gains.

Additional Performance Tracking Tools
You can access comprehensive information about the performance of your Prudential mutual funds 24 hours a day through our website and automated phone service. At www.prudential.com/investing, you'll find the daily closing values, changes from the previous day, and quarterly performance for all of our retail mutual funds. Other available resources include daily, monthly, and quarterly market commentary.

Prudential is committed to meeting shareholders' needs. That is why we continue to upgrade and make improvements to our website.
Please send us your comments about how we can continue to improve our site to meet your needs.

Daily fund values are also a toll-free call away from any touch-tone phone. Call (800) 225-1852 and follow the voice prompts to obtain mutual fund closing values and yields. You can even set up a personalized "watch list" to track specific Prudential mutual funds.

Mutual Fund Automated Service: (800) 225-1852
Main Menu                           Submenus
1. Account information              1. Account balance
                                    2. Transactions
                                    3. Order forms
2. Prices and yields
3. Transactions
4. Order checks and statements
5. PIN change


Five Largest Holdings
Expressed as a percentage of net assets
as of 10/31/99

Microsoft Corporation     4.0%
Computer Software & Services

General Electric Co.     4.0
Diversified Manufacturing

Wal-Mart Stores, Inc.     2.3
Retail

CISCO Systems, Inc.     2.1
Computer Networking

Intel Corp.     1.8
Semiconductors

Portfolio of Investments as
of October 31, 1999                   PRUDENTIAL TAX-MANAGED EQUITY FUND
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--99.4%
COMMON STOCKS

Aerospace/Defense--1.5%
  20,700     AlliedSignal Inc.                     $  1,178,606
  43,200     Boeing Co.                               1,989,900
   9,300     Cordant Technologies Inc.                  290,044
  15,400     Gencorp Inc.                               175,175
  13,200     General Dynamics Corp.                     731,775
   8,200     Lockheed Martin Corp.                      164,000
  10,600     Northrop Grumman Corp.                     581,675
   9,300     Raytheon Co.                               270,862
   1,600     Rockwell Int'l. Corp.                       77,500
     400     United Technologies Corp.                   24,200
                                                   ------------
                                                      5,483,737
------------------------------------------------------------
Airlines--0.4%
  15,100     Alaska Air Group, Inc.(a)                  600,225
  17,700     Delta Air Lines, Inc.                      963,544
                                                   ------------
                                                      1,563,769
------------------------------------------------------------
Aluminum--0.3%
   9,500     Alcan Aluminum Ltd.                        312,906
  12,200     Alcoa Inc.                                 741,150
                                                   ------------
                                                      1,054,056
------------------------------------------------------------
Apparel
   4,000     Jones Apparel Group, Inc.(a)               126,500
------------------------------------------------------------
Auto & Truck--2.7%
   8,700     Arvin Industries, Inc.                     247,950
   4,700     Borg-Warner Automotive, Inc.               185,650
  17,500     Delphi Automotive Systems Corp.            287,656
  72,900     Ford Motor Co.                           4,000,387
  34,000     General Motors Corp.                     2,388,500
   9,900     Genuine Parts Co.                          258,019
   3,000     Johnson Controls, Inc.                     182,250
  30,900     PACCAR Inc.                              1,456,162
   2,500     Superior Industries Int'l., Inc.            66,719
  26,500     TRW Inc.                                 1,136,188
                                                   ------------
                                                     10,209,481
Banking--5.3%
   4,800     Astoria Financial Corp.               $    172,800
  44,900     Bank of America Corp.                    2,890,437
  13,000     Bank of New York Co., Inc.                 544,375
  30,200     Chase Manhattan Corp.                    2,638,725
   1,800     Comerica Inc.                              106,988
  59,300     Dime Bancorp, Inc.                       1,059,987
   3,500     Fifth Third Bancorp                        258,344
  18,100     First Union Corp.                          772,644
  10,664     Firstar Corp.                              313,255
  64,130     Fleet Boston Corp.                       2,797,671
  11,910     Huntington Bancshares Inc.                 352,834
  80,500     KeyCorp                                  2,248,969
   7,800     Mellon Financial Corp.                     288,112
     400     Northern Trust Corp.                        38,625
   9,400     Pacific Century Financial Corp.            214,438
  18,900     PNC Bank Corp.                           1,126,912
   3,400     Provident Financial Group, Inc.            145,988
   7,300     Republic New York Corp.                    461,269
  29,000     Sovereign Bancorp, Inc.                    255,562
   8,900     SunTrust Banks, Inc.                       651,369
   7,300     U.S. Bancorp                               270,556
  52,900     Wells Fargo Co.                          2,532,587
                                                   ------------
                                                     20,142,447
------------------------------------------------------------
Beverages--1.4%
  18,500     Anheuser-Busch Cos., Inc.                1,328,531
  47,000     Coca-Cola Co.                            2,773,000
  37,700     PepsiCo Inc.                             1,307,719
                                                   ------------
                                                      5,409,250
------------------------------------------------------------
Business Services--0.2%
  12,200     Convergys Corp.(a)                         238,663
   2,000     IMS Health Inc.                             58,000
   5,300     Navigant Consulting, Inc.(a)               151,381
   8,800     Paychex, Inc.                              346,500
                                                   ------------
                                                        794,544

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as
of October 31, 1999                   PRUDENTIAL TAX-MANAGED EQUITY FUND
------------------------------------------------------------

Shares        Description                    Value (Note 1)
------------------------------------------------------------
Chemicals--0.8%
   8,400     Air Products & Chemicals, Inc.        $    231,000
   3,400     Dow Chemical Co.                           402,050
  21,085     E.I. du Pont de Nemours & Co.            1,358,664
   6,800     Praxair, Inc.                              317,900
  17,500     Schulman (A.), Inc.                        272,344
   3,800     Union Carbide Corp.                        231,800
                                                   ------------
                                                      2,813,758
------------------------------------------------------------
Computers--3.9%
  14,600     Apple Computer, Inc.(a)                  1,169,825
  39,100     Dell Computer Corp.(a)                   1,568,888
  30,600     Hewlett-Packard Co.                      2,266,312
  62,900     International Business Machines
                Corp.                                 6,187,787
   6,600     Lexmark Int'l. Group, Inc.(a)              515,213
  29,500     Sun Microsystems, Inc.(a)                3,121,469
                                                   ------------
                                                     14,829,494
------------------------------------------------------------
Computer Networks--2.3%
  14,600     Adaptec, Inc.(a)                           657,000
 105,900     Cisco Systems, Inc.(a)                   7,836,600
   3,800     Network Appliance, Inc.(a)                 281,200
                                                   ------------
                                                      8,774,800
------------------------------------------------------------
Computer Software & Services--10.1%
  30,000     Adobe Systems Inc.                       2,098,125
  24,900     America Online, Inc.                     3,229,219
  11,200     Automatic Data Processing, Inc.            539,700
   7,900     BMC Software Inc.(a)                       507,081
  21,700     Citrix Systems Inc.(a)                   1,391,513
  19,700     Computer Associates Int'l., Inc.         1,113,050
  55,400     Compuware Corp.(a)                       1,540,812
  14,650     Comverse Technology, Inc.(a)             1,662,775
  23,900     Electronic Arts, Inc.(a)                 1,931,419
  14,300     Electronic Data Systems Corp.              836,550
  41,300     EMC Corp.(a)                             3,014,900
  11,200     First Data Corp.                           511,700
   9,200     Legato Systems, Inc.(a)                    494,500
 162,900     Microsoft Corp.(a)                      15,078,431
  49,800     Oracle Systems Corp.(a)                  2,368,612
  14,300     Siebel Systems, Inc.(a)                  1,570,319
   1,600     Synopsys, Inc.(a)                     $     99,700
  10,600     Unisys Corp.(a)                            257,050
                                                   ------------
                                                     38,245,456
------------------------------------------------------------
Consumer Products--0.7%
  17,100     American Greetings Corp.                   442,462
  38,100     NIKE, Inc.                               2,150,269
                                                   ------------
                                                      2,592,731
------------------------------------------------------------
Cosmetics & Soaps--1.5%
  18,800     Colgate-Palmolive Co.                    1,137,400
  42,600     Procter & Gamble Co.                     4,467,675
                                                   ------------
                                                      5,605,075
------------------------------------------------------------
Distribution/Wholesalers
   1,800     Costco Wholesale Corp.(a)                  144,563
------------------------------------------------------------
Diversified Manufacturing--6.3%
   8,200     Cooper Industries, Inc.                    353,113
   6,700     Corning Inc.                               526,787
   5,000     Danaher Corp.                              241,563
  19,300     Eaton Corp.                              1,452,325
 110,600     General Electric Co.                    14,993,212
   6,900     Harsco Corp.                               203,119
   3,900     Honeywell, Inc.                            411,206
   7,700     Illinois Tool Works Inc.                   564,025
   6,400     Lancaster Colony Corp.                     223,600
   4,200     Liz Claiborne, Inc.                        168,000
  17,600     Minnesota Mining & Manufacturing
                Co.                                   1,673,100
   3,300     Parker-Hannifin Corp.                      151,181
   5,100     PPG Industries, Inc.                       309,188
  19,000     Trinity Industrial, Inc.                   566,437
  26,100     Unilever NV (Netherlands)                1,740,544
                                                   ------------
                                                     23,577,400
------------------------------------------------------------
Drugs & Medical Supplies--4.7%
  41,400     Abbott Laboratories                      1,671,525
  25,500     Amgen Inc.(a)                            2,033,625
   6,600     Baxter Int'l. Inc.                         428,175
   1,500     Biogen, Inc.(a)                            111,188
  72,700     Bristol-Myers Squibb Co.                 5,584,269

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of October 31, 1999                   PRUDENTIAL TAX-MANAGED EQUITY FUND
------------------------------------------------------------

Shares        Description                    Value (Note 1)
------------------------------------------------------------
Drugs & Medical Supplies (cont'd.)
   4,000     Forest Laboratories, Inc.(a)          $    183,500
  28,600     Hillenbrand Industries, Inc.               947,375
  46,300     Johnson & Johnson                        4,849,925
  14,400     Mallinckrodt Inc.                          488,700
  13,100     Pharmacia & Upjohn, Inc.                   706,581
  14,400     VISX, Inc.(a)                              900,900
                                                   ------------
                                                     17,905,763
------------------------------------------------------------
Electronics--0.3%
   2,700     Avnet, Inc.                                146,644
  11,800     Emerson Electric Co.                       708,737
   3,300     Linear Technology Corp.                    230,794
                                                   ------------
                                                      1,086,175
------------------------------------------------------------
Electrical Components--2.3%
   3,400     Altera Corp.(a)                            165,325
   4,700     American Power Conversion Corp.(a)         105,456
  21,600     Jabil Circuit, Inc.(a)                   1,128,600
  17,900     KLA-Tencor Corp.(a)                      1,417,456
  25,000     Motorola, Inc.                           2,435,937
   1,100     Sanmina Corp.(a)                            99,069
  24,600     Solectron Corp.(a)                       1,851,150
  39,400     Teradyne, Inc.(a)                        1,516,900
                                                   ------------
                                                      8,719,893
------------------------------------------------------------
Entertainment--0.2%
  18,700     Carnival Corp.                             832,150
------------------------------------------------------------
Financial Services--8.1%
   1,500     Ambac Financial Group, Inc.                 89,625
  16,800     American Express Co.                     2,587,200
  49,700     Bear Stearns Cos., Inc.                  2,118,463
 107,050     Citigroup Inc.                           5,794,081
  21,500     Countrywide Credit Industries, Inc.        729,656
  21,300     Federal Home Loan Mortgage Corp.         1,151,531
  37,100     Federal National Mortgage
                Association                           2,624,825
  18,800     Golden West Financial Corp.              2,100,900
   5,000     Household Int'l., Inc.                     223,125
  31,400     Lehman Brothers Holdings Inc.            2,313,787
   3,700     Merrill Lynch & Co., Inc.                  290,450
   5,000     MGIC Investment Corp.                      298,750
  17,000     Morgan (J.P.) & Co., Inc.             $  2,224,875
  29,900     Morgan Stanley Dean Witter & Co.         3,298,344
  42,600     PaineWebber Group Inc.                   1,735,950
  20,500     Providian Financial Corp.                2,234,500
  18,600     SLM Holding Corp.                          910,238
                                                   ------------
                                                     30,726,300
------------------------------------------------------------
Foods--0.8%
  23,100     Archer-Daniels-Midland Co.                 284,419
  15,100     ConAgra, Inc.                              393,544
   2,800     General Mills, Inc.                        244,125
   9,500     Ralston-Ralston Purina Group               298,656
  17,000     Sara Lee Corp.                             460,062
  21,500     Suiza Foods Corp.(a)                       775,344
   9,000     SUPERVALU INC.                             189,000
  11,500     SYSCO Corp.                                442,031
                                                   ------------
                                                      3,087,181
------------------------------------------------------------
Gas Pipelines--0.2%
   3,100     El Paso Energy Corp.                       127,100
  18,200     Enron Corp.                                726,863
                                                   ------------
                                                        853,963
------------------------------------------------------------
Health Care--0.5%
  34,300     Columbia/HCA Healthcare Corp.              827,487
   9,400     Trigon Healthcare, Inc.(a)                 266,725
  16,000     United HealthCare Corp.                    827,000
                                                   ------------
                                                      1,921,212
------------------------------------------------------------
Housing Construction--0.3%
  20,700     Fleetwood Enterprises, Inc.                451,519
   9,700     Masco Corp.                                295,850
   8,600     Pulte Corp.                                173,075
                                                   ------------
                                                        920,444
------------------------------------------------------------
Insurance--3.9%
   3,300     Aetna Inc.                                 165,825
   5,100     AFLAC INC.                                 260,738
  11,300     Allmerica Financial Corp.                  646,219
  95,200     Allstate Corp.                           2,737,000
  51,400     American Int'l. Group, Inc.              5,290,987
   8,600     Chubb Corp.                                471,925

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as
of October 31, 1999                   PRUDENTIAL TAX-MANAGED EQUITY FUND
------------------------------------------------------------

Shares        Description                    Value (Note 1)
------------------------------------------------------------
Insurance (cont'd.)
   5,700     CIGNA Corp.                           $    426,075
  20,000     Cincinnati Financial Corp.                 716,250
  68,500     Conseco, Inc.                            1,665,406
   2,500     Jefferson-Pilot Corp.                      187,656
  18,800     Lincoln National Corp.                     867,150
   5,000     Marsh & McLennan Co., Inc.                 395,313
  35,900     Old Republic Int'l. Corp.                  491,381
   8,600     PMI Group, Inc. (The)                      446,125
                                                   ------------
                                                     14,768,050
------------------------------------------------------------
Lodging--0.1%
   7,600     Marriott Int'l., Inc.                      256,025
------------------------------------------------------------
Machinery--0.4%
   1,400     Black & Decker Corp.                        60,200
     800     Cummins Engine Co., Inc.                    40,550
   6,100     Deere & Co.                                221,125
   6,900     Dover Corp.                                293,681
   4,200     Ingersoll-Rand Co.                         219,450
  26,200     McDermott Int'l., Inc.                     474,875
  10,800     Milacron Inc.                              177,525
     900     Tecumseh Products Co.                       43,144
                                                   ------------
                                                      1,530,550
------------------------------------------------------------
Media--2.3%
  55,300     Disney (Walt) Co.                        1,458,537
   6,800     Dow Jones & Co., Inc.                      418,200
  11,100     Gannett Co., Inc.                          856,088
  11,800     Hispanic Broadcasting Corp.(a)             955,800
   5,400     Interpublic Group of Companies,
                Inc.                                    219,375
   3,500     Knight-Ridder, Inc.                        222,250
   5,900     McGraw-Hill Cos., Inc.                     351,788
   6,800     New York Times Co.                         273,700
  10,500     Omnicom Group Inc.                         924,000
  32,300     Time Warner, Inc.                        2,250,906
  11,900     Tribune Co.                                714,000
     100     Washington Post Co.                         53,206
                                                   ------------
                                                      8,697,850
------------------------------------------------------------
Mining
   3,500     Barrick Gold Corp.                          64,094
Miscellaneous Basic Industry--1.1%
   5,200     Kelly Services, Inc.                  $    152,425
  12,200     Precision Castparts Corp.                  359,900
   1,700     Textron, Inc.                              131,219
  85,710     Tyco Int'l. Ltd.                         3,423,043
                                                   ------------
                                                      4,066,587
------------------------------------------------------------
Office Equipment & Supplies--0.1%
  20,100     Office Depot, Inc.(a)                      249,994
   1,500     Pitney Bowes Inc.                           68,344
                                                   ------------
                                                        318,338
------------------------------------------------------------
Oil & Gas--0.6%
   4,600     Amerada Hess Corp.                         263,925
  10,100     Atlantic Richfield Co.                     941,194
  17,000     Coastal Corp.                              716,125
   2,800     Schlumberger Ltd.                          169,575
   7,100     USX - Marathon Group                       206,787
                                                   ------------
                                                      2,297,606
------------------------------------------------------------
Oil & Gas Exploration/Production--0.6%
  48,000     Apache Corp.                             1,872,000
  13,100     Conoco Inc.                                355,338
     800     Noble Affiliates, Inc.                      20,250
                                                   ------------
                                                      2,247,588
------------------------------------------------------------
Paper & Packaging--0.6%
   3,500     Champion Int'l. Corp.                      202,344
  11,500     Georgia-Pacific Group                      456,406
   9,900     International Paper Co.                    520,988
  22,000     Willamette Industries, Inc.                914,375
                                                   ------------
                                                      2,094,113
------------------------------------------------------------
Petroleum & Coal--3.9%
  23,600     Chevron Corp.                            2,154,975
  56,500     Exxon Corp.                              4,184,531
  20,000     Mobil Corp.                              1,930,000
   3,100     Phillips Petroleum Co.                     144,150
  77,900     Royal Dutch Petroleum Co.                4,669,131
  25,200     Texaco Inc.                              1,546,650
                                                   ------------
                                                     14,629,437

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as
of October 31, 1999                   PRUDENTIAL  TAX-MANAGED EQUITY FUND
------------------------------------------------------------

Shares        Description                    Value (Note 1)
------------------------------------------------------------
Pharmaceuticals--4.9%
   3,200     Allergan, Inc.                        $    343,600
  25,100     Eli Lilly & Co.                          1,728,763
  82,100     Merck & Co., Inc.                        6,532,081
 108,600     Pfizer Inc.                              4,289,700
  60,900     Schering-Plough Corp.                    3,014,550
  33,600     Warner-Lambert Co.                       2,681,700
                                                   ------------
                                                     18,590,394
------------------------------------------------------------
Railroads--0.7%
  54,200     Burlington Northern, Inc.                1,727,625
   6,800     CSX Corp.                                  278,800
  12,600     Union Pacific Corp.                        702,450
                                                   ------------
                                                      2,708,875
------------------------------------------------------------
Restaurants--0.7%
     800     Bob Evans Farms, Inc.                       11,000
  55,900     McDonald's Corp.                         2,305,875
   9,700     Tricon Global Restaurants, Inc.(a)         389,819
                                                   ------------
                                                      2,706,694
------------------------------------------------------------
Retail--6.4%
  28,600     Abercrombie & Fitch Co.(a)                 779,350
   2,100     Albertson's, Inc.                           76,256
   8,900     Best Buy Co., Inc.(a)                      494,506
  43,000     Circuit City Stores-Circuit City
                Group                                 1,835,562
  10,000     CVS Corp.                                  434,375
   4,300     Dayton Hudson Corp.                        277,888
  35,500     Federated Department Stores,
                Inc.(a)                               1,515,406
  60,700     Home Depot, Inc.                         4,582,850
   6,300     J.C. Penney Co., Inc.                      159,863
 146,200     Kmart Corp.(a)                           1,471,137
   9,400     Kohl's Corp.(a)                            703,238
   5,489     Limited, Inc.                              225,735
  11,700     Lowe's Companies, Inc.                     643,500
   8,100     May Department Stores Co.                  280,969
  17,600     Ross Stores, Inc.                     $    363,000
   2,300     Ruddick Corp.                               39,244
     400     Safeway Inc.(a)                             14,125
   8,000     Tiffany & Co.                              476,000
 155,400     Wal-Mart Stores, Inc.                    8,809,237
  36,200     Walgreen Co.                               911,788
                                                   ------------
                                                     24,094,029
------------------------------------------------------------
Semiconductors--3.2%
  28,500     Applied Materials, Inc.(a)               2,559,656
  90,000     Intel Corp.                              6,969,375
  26,300     LSI Logic Corp.(a)                       1,398,831
  14,700     Micron Technology, Inc.                  1,048,294
   1,000     QLogic Corp.(a)                            104,125
                                                   ------------
                                                     12,080,281
------------------------------------------------------------
Steel - Producers--0.3%
  14,700     Nucor Corp.                                762,562
   8,200     USX-U.S. Steel Group                       209,613
                                                   ------------
                                                        972,175
------------------------------------------------------------
Telecommunications--10.9%
  37,700     ADC Telecommunications, Inc.(a)          1,797,819
   1,000     ALLTEL Corp.                                83,250
 104,500     AT&T Corp.                               4,885,375
  49,000     Bell Atlantic Corp.                      3,181,937
 101,800     BellSouth Corp.                          4,581,000
   1,100     General Instrument Corp.(a)                 59,194
   4,305     Global Crossing Ltd.(a)                    149,061
  38,400     GTE Corp.                                2,880,000
  76,100     Lucent Technologies, Inc.                4,889,425
  36,300     MCI WorldCom, Inc.(a)                    3,114,994
  32,400     Nortel Networks Corp                     2,006,775
  13,100     QUALCOMM, Inc.(a)                        2,918,025
 134,978     SBC Communications Inc.                  6,875,442

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as
of October 31, 1999                   PRUDENTIAL TAX-MANAGED EQUITY FUND
------------------------------------------------------------

Shares        Description                    Value (Note 1)
------------------------------------------------------------
Telecommunications (cont'd.)
  21,200     Sprint Corp.                          $  1,575,425
  34,600     Tellabs, Inc.(a)                         2,188,450
   1,000     Vodafone AirTouch PLC, ADR
                (United Kingdom)                         47,937
                                                   ------------
                                                     41,234,109
------------------------------------------------------------
Textiles--0.2%
  12,100     Springs Industries, Inc.                   481,731
  16,600     Unifi, Inc.                                199,200
                                                   ------------
                                                        680,931
------------------------------------------------------------
Tobacco--0.7%
  79,000     Philip Morris Companies Inc.             1,989,813
  10,400     R.J. Reynolds Tobacco Holdings,
                Inc.                                    225,550
   5,400     Universal Corp.                            126,900
  11,600     UST Inc.                                   321,175
                                                   ------------
                                                      2,663,438
------------------------------------------------------------
Transportation/Shipping--0.1%
  13,000     Airborne Freight Corp.                     279,500
   3,600     Alexander & Baldwin, Inc.                   86,400
   3,500     Arnold Industies, Inc.                      35,109
                                                   ------------
                                                        401,009
------------------------------------------------------------
Utilities--2.9%
   5,200     Ameren Corp.                               196,625
  34,000     Central & South West Corp.                 754,375
   4,200     Conectiv, Inc.                              81,900
   2,700     Consolidated Edison, Inc.                  103,106
   3,900     Constellation Energy Group                 119,681
   5,100     Dominion Resources, Inc.                   245,438
  11,000     DTE Energy Co.                             365,063
   3,700     Duke Energy Co.                            209,050
  36,900     Edison Int'l.                            1,093,162
  69,700     Entergy Corp.                            2,086,644
  17,100     FirstEnergy Corp.                          445,669
  17,400     Florida Progress Corp.                $    797,137
   6,800     FPL Group, Inc.                            342,125
  24,500     GPU, Inc.                                  831,469
  11,900     KeySpan Corp.                              334,688
  10,300     PG&E Corp.                                 236,256
  26,200     PP & L Resources, Inc.                     709,037
  22,800     Public Service Company of New
                Mexico(a)                               407,550
   7,100     Public Service Enterprise Group
                Inc.                                    280,894
   6,000     Puget Sound Energy, Inc.                   132,750
  16,200     Southern Co.                               430,312
   8,300     Texas Utilities Co.                        321,625
   6,600     Unicom Corp.                               252,863
                                                   ------------
                                                     10,777,419
                                                   ------------
             Total long-term investments
                (cost $331,404,775)                 375,299,734
                                                   ------------
Principal
Amount
(000)
SHORT-TERM INVESTMENT--0.3%
------------------------------------------------------------
REPURCHASE AGREEMENT
$  1,255     Joint Repurchase Agreement Account,
                5.21%, 11/1/99
                (cost $1,255,000; Note 5)             1,255,000
                                                   ------------
------------------------------------------------------------
Total Investments--99.7%
             (cost $332,659,775; Note 4)            376,554,734
             Other assets in excess of
                liabilities--0.3%                     1,290,877
                                                   ------------
             Net Assets--100%                      $377,845,611
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
NV--Naamloze Vennootschap (Dutch Corporation).
PLC--Public Limited Company (British Corporation).
--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Statement of Assets and Liabilities          PRUDENTIAL TAX-MANAGED EQUITY FUND
--------------------------------------------------------------------------------

Assets                                                                                                        [ZW]
October 31, 1999
                                                                                                                [ZW]
Investments, at value (cost [ZW]
$332,659,775).................................................................        [ZW]
$376,554,734
Receivable for Fund shares [ZW]
sold...........................................................................           [ZW]
4,184,392
Receivable for investments [ZW]
sold...........................................................................           [ZW]
1,443,314
Dividends and interest r[ZW]
eceivable.........................................................................             [ZW]
304,301
Deferred expenses and other [ZW]
assets........................................................................             [ZW]
114,878
                                                                                                                [ZW]
----------------
   Total [ZW]
assets...........................................................................................         [ZW]
382,601,619
                                                                                                                [ZW]
----------------
Liabilities
Payable for investments [ZW]
purchased.........................................................................           [ZW]
2,454,464
Payable for Fund shares [ZW]
reacquired........................................................................           [ZW]
1,556,174
Accrued expenses and other [ZW]
liabilities....................................................................             [ZW]
305,533
Distribution fee [ZW]
payable..................................................................................             [ZW]
244,173
Management fee [ZW]
payable....................................................................................             [ZW]
195,664
                                                                                                                [ZW]
----------------
   Total [ZW]
liabilities......................................................................................           [ZW]
4,756,008
                                                                                                                [ZW]
----------------
Net [ZW]
Assets................................................................................................        [ZW]
$377,845,611
                                                                                                                [ZW]
----------------
                                                                                                                [ZW]
----------------
Net assets were comprised of:
   Shares of beneficial interest, at [ZW]
par..................................................................        [ZW]
$     33,633
   Paid-in capital in excess of [ZW]
par.......................................................................         [ZW]
346,202,189
                                                                                                                [ZW]
----------------
                                                                                                                   [ZW]
346,235,822
   Accumulated net realized loss on [ZW]
investments...........................................................         [ZW]
(12,285,170)
   Net unrealized appreciation on [ZW]
investments.............................................................          [ZW]
43,894,959
                                                                                                                [ZW]
----------------
Net assets, October 31, [ZW]
1999..............................................................................        [ZW]
$377,845,611
                                                                                                                [ZW]
----------------
                                                                                                                [ZW]
----------------
Class A:
   Net asset value and redemption price per share
      ($78,169,385 / 6,937,032 shares of beneficial interest issued and [ZW]
outstanding)......................               $11.27
   Maximum sales charge (5% of offering [ZW]
price)............................................................                 [ZW]
 .59
                                                                                                                [ZW]
----------------
   Maximum offering price to [ZW]
public.......................................................................               [ZW]
$11.86
                                                                                                                [ZW]
----------------
                                                                                                                [ZW]
----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($175,128,619 / 15,605,715 shares of beneficial interest issued and [ZW]
outstanding)....................               $11.22
                                                                                                                [ZW]
----------------
                                                                                                                [ZW]
----------------
Class C:
   Net asset value and redemption price per share
      ($110,894,779 / 9,881,831 shares of beneficial interest issued and [ZW]
outstanding).....................               $11.22
   Sales charge (1% of offering [ZW]
price)....................................................................                  [ZW]
 .11
                                                                                                                [ZW]
----------------
   Offering price to [ZW]
public...............................................................................               [ZW]
$11.33
                                                                                                                [ZW]
----------------
                                                                                                                [ZW]
----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($13,652,828 / 1,208,564 shares of beneficial interest issued and [ZW]
outstanding)......................               $11.30
                                                                                                                [ZW]
----------------
                                                                                                                [ZW]
----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

PRUDENTIAL TAX-MANAGED EQUITY FUND
Statement of Operations
------------------------------------------------------------

                                            March 3, 1999(a)
                                                 Through
Net Investment Loss                         October 31, 1999
Income
   Dividends (net of foreign withholding
      taxes of $26,545).................       $ 2,577,327
   Interest.............................           150,723
                                           -------------------
      Total income......................         2,728,050
                                           -------------------
Expenses
   Management fee.......................         1,356,586
   Distribution fee--Class A............           110,559
   Distribution fee--Class B............           956,204
   Distribution fee--Class C............           604,899
   Amortization of offering costs.......           217,006
   Transfer agent's fees and expenses...           130,000
   Registration fees....................           120,600
   Custodian's fees and expenses........           100,000
   Reports to shareholders..............            55,000
   Audit fee and expenses...............            26,000
   Legal fees and expenses..............            20,000
   Trustees' fees and expenses..........             9,000
   Miscellaneous........................             4,039
                                           -------------------
      Total expenses....................         3,709,893
                                           -------------------
Net investment loss.....................          (981,843)
                                           -------------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized loss on investment
   transactions.........................       (12,285,170)
Net unrealized appreciation on
   investments..........................        43,894,959
                                           -------------------
Net gain on investments.................        31,609,789
                                           -------------------
Net Increase in Net Assets
Resulting from Operations                      $30,627,946
                                           -------------------
                                           -------------------

---------------
(a) Commencement of investment operations.

PRUDENTIAL TAX-MANAGED EQUITY FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                                March 3, 1999(a)
Increase (Decrease) In                               Through
Net Assets                                      October 31, 1999
Operations
   Net investment loss.......................     $    (981,843)
   Net realized loss on investments..........       (12,285,170)
   Net unrealized appreciation of
      investments............................        43,894,959
                                               -------------------
   Net increase in net assets resulting from
      operations.............................        30,627,946
                                               -------------------
Fund share transactions (net of share
   conversions) (Note 5)
   Net proceeds from shares subscribed.......       391,486,386
   Cost of shares reacquired.................       (44,368,721)
                                               -------------------
   Net increase in net assets from Fund share
      transactions...........................       347,117,665
                                               -------------------
Total increase...............................       377,745,611
Net Assets
Beginning of period..........................           100,000
                                               -------------------
End of period................................     $ 377,845,611
                                               -------------------
                                               -------------------
---------------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Notes to Financial Statements              PRUDENTIAL TAX-MANAGED EQUITY FUND
--------------------------------------------------------------------------------
Prudential Tax-Managed Equity Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund was organized as a business trust in Delaware on September 18, 1998. The Fund had no significant operations other than the issuance of 2,500 shares each of Class A, Class B, Class C and Class Z for $100,000 on December 8, 1998 to Prudential Investments Fund Management LLC ('PIFM'). The Fund commenced investment operations on March 3, 1999.

The investment objective of the Fund is to seek long-term after-tax growth of capital. The Fund pursues its objective by investing a majority of the total assets in equity-related securities, such as common stock and convertible securities of U.S. companies.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or principal market maker. Securities for which market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation methodology or provides a valuation or methodology that does not represent fair value are valued in accordance with procedures adopted by the Fund's Board of Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment loss and decrease paid-in capital by $981,843 for the period ended October 31, 1999, due to the Fund experiencing net operating losses and certain organizational expenses not deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

Taxes: It is the intent of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Deferred Offering Cost: The Fund incurred approximately $327,000 in connection with the initial offering of the Fund. Offering costs are being amortized over a period of 12 months ending in March 2000.
--------------------------------------------------------------------------------
                                       11

Notes to Financial Statements              PRUDENTIAL TAX-MANAGED EQUITY FUND
--------------------------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM manages the investment operations of the Fund, administers the Fund's affairs and supervises the subadviser's performance of all investment advisory services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the Management of the Fund. PIFM pays for the costs of the Subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid PIFM is computed daily and payable monthly at an annual rate of .65% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such annualized expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period ended October 31, 1999.

PIMS has advised the Fund that it has received approximately $1,898,400 and $1,057,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the period ended October 31, 1999.

PIMS has advised the Fund that for the period ended October 31, 1999, it has received approximately $327,400 and $76,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIMS, PIC and PIFM are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

Prior to March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the agreement during the period ended October 31, 1999. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the period ended October 31, 1999, the Fund incurred fees of approximately $120,400 for the services of PMFS. As of October 31, 1999, approximately $17,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the period ended October 31, 1999 were $561,279,199 and $217,589,254, respectively.

The United States federal income tax basis of the Fund's investments as of October 31, 1999 was $333,490,360 and accordingly, net unrealized appreciation on investments for federal income tax purposes was $43,064,374 (gross unrealized appreciation--$51,253,054, gross unrealized depreciation--$8,188,680).

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 1999, of $11,454,800 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 1999, the Fund had a .13% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $1,255,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

Bear, Stearns & Co. Inc., 5.23%, in the principal amount of $250,000,000, repurchase price $250,108,958, due 11/1/99. The value of the collateral including accrued interest was $255,352,721.
--------------------------------------------------------------------------------
                                       12

Notes to Financial Statements             PRUDENTIAL TAX-MANAGED EQUITY FUND
--------------------------------------------------------------------------------
Goldman, Sachs & Co., 5.18%, in the principal amount of $194,830,000, repurchase price $194,914,102, due 11/1/99. The value of the collateral including accrued interest was $198,727,175.

Morgan (J.P.) Securities Inc., 5.22%, in the principal amount of $250,000,000, repurchase price of $250,108,750, due 11/1/99. The value of the collateral including accrued interest was $255,000,115.

Salomon Smith Barney, Inc., 5.22%, in the principal amount of $250,000,000, repurchase price $250,108,750, due 11/1/99. The value of the collateral including accrued interest was $255,452,608.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value.

Transactions in shares of beneficial interest were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
March 3, 1999(a) through
  October 31, 1999:
Shares sold.........................   8,370,870    $ 86,651,084
Shares reacquired...................  (1,531,309)    (16,474,883)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion.................   6,839,561      70,176,201
Shares issued upon conversion from
  Class B...........................      94,971       1,036,253
                                      ----------    ------------
Net increase in shares
  outstanding.......................   6,934,532    $ 71,212,454
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
March 3, 1999(a) through
  October 31, 1999:
Shares sold.........................  16,918,477    $175,697,109
Shares reacquired...................  (1,220,109)    (13,250,878)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion.................  15,698,368     162,446,231
Shares reacquired upon conversion
  into Class A......................     (95,153)     (1,036,253)
                                      ----------    ------------
Net increase in shares
  outstanding.......................  15,603,215    $161,409,978
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
March 3, 1999(a) through
  October 31, 1999:
Shares sold.........................  10,842,964    $112,692,373
Shares reacquired...................    (963,633)    (10,448,107)
                                      ----------    ------------
Net increase in shares
  outstanding.......................   9,879,331    $102,244,266
                                      ----------    ------------
                                      ----------    ------------
Class Z
------------------------------------
March 3, 1999(a) through
  October 31, 1999:
Shares sold.........................   1,592,714    $ 16,445,820
Shares reacquired...................    (386,650)     (4,194,853)
                                      ----------    ------------
Net increase in shares
  outstanding.......................   1,206,064    $ 12,250,967
                                      ----------    ------------
                                      ----------    ------------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                       13

Financial Highlights                       PRUDENTIAL TAX-MANAGED EQUITY FUND
--------------------------------------------------------------------------------

                                                                                  [ZW]
Class A         Class B         Class C
                                                                                [ZW]
-----------     -----------     -----------
                                                                                [ZW]
                                                                                 [ZW]
March 3,        March 3,        March 3,
                                                                                  [ZW]
1999(a)         1999(a)         1999(a)
                                                                                  [ZW]
Through         Through         Through
                                                                                [ZW]
October 31,     October 31,     October 31,
                                                                                  [ZW]
1999(d)         1999(d)         1999(d)
                                                                                [ZW]
-----------     -----------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of [ZW]
period........................................      $ 10.00        $   [ZW]
10.00       $   10.00
                                                                                [ZW]
-----------     -----------     -----------
Income from investment operations:
Net investment income (loss)........................................[ZW]
 ........         0.01            (0.05)          (0.05)
Net realized and unrealized gain on investment and foreign currency
   [ZW]
transactions.............................................................         [ZW]
1.26             1.27            1.27
                                                                                [ZW]
-----------     -----------     -----------
   Total from investment [ZW]
operations.........................................         1.27             [ZW]
1.22            1.22
                                                                                [ZW]
-----------     -----------     -----------
Net asset value, end of [ZW]
period..............................................      $ 11.27        $   [ZW]
11.22       $   11.22
                                                                                [ZW]
-----------     -----------     -----------
                                                                                [ZW]
-----------     -----------     -----------
TOTAL [ZW]
RETURN(b).............................................................        [ZW]
12.70%           12.20%          12.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period [ZW]
(000).............................................      $78,169        $ [ZW]
175,129       $ 110,895
Average net assets [ZW]
(000)....................................................      $66,701        $ [ZW]
144,221       $  91,235
Ratios to average net assets:(c)
   Expenses, including distribution [ZW]
fees....................................         1.23%            [ZW]
1.98%           1.98%
   Expenses, excluding distribution [ZW]
fees....................................         0.98%            [ZW]
0.98%           0.98%
   Net investment income [ZW]
(loss).............................................         0.09%           [ZW]
(0.67)%         (0.67)%
Portfolio turnover [ZW]
rate.....................................................           [ZW]
67%              67%             67%
                                                                                [ZW]
Class Z
                                                                              [ZW]
-----------
                                                                                [ZW]
                                                                               [ZW]
March 3,
                                                                                [ZW]
1999(a)
                                                                                [ZW]
Through
                                                                              [ZW]
October 31,
                                                                                [ZW]
1999(d)
                                                                              [ZW]
-----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................................    [ZW]
$ 10.00
                                                                              [ZW]
-----------
Income from investment operations:
Net investment income [ZW]
(loss)................................................       0.02
Net realized and unrealized gain on investment and foreign currency
   [ZW]
transactions.............................................................       [ZW]
1.28
                                                                              [ZW]
-----------
   Total from investment [ZW]
operations.........................................       1.30
                                                                              [ZW]
-----------
Net asset value, end of period..............................................    [ZW]
$ 11.30
                                                                              [ZW]
-----------
                                                                              [ZW]
-----------
TOTAL [ZW]
RETURN(b).............................................................      [ZW]
13.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................................    [ZW]
$13,653
Average net assets (000)....................................................    [ZW]
$12,627
Ratios to average net assets:(c)
   Expenses, including distribution [ZW]
fees....................................       0.98%
   Expenses, excluding distribution [ZW]
fees....................................       0.98%
   Net investment income [ZW]
(loss).............................................       0.35%
Portfolio turnover [ZW]
rate.....................................................         67%

---------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Based on weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Report of Independant Accountants            PRUDENTIAL TAX-MANAGED EQUITY FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Tax-Managed Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Tax-Managed Equity Fund (the 'Fund') at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period March 3, 1999 (commencement of operations) through October 31, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 20, 1999
--------------------------------------------------------------------------------
                                       15

Comparing a $10,000 Investment
Prudential Tax-Managed Equity Fund vs. the S&P 500 Index

Class A
(GRAPH)

Class B
(GRAPH)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs compare a $10,000 investment in Prudential Tax-Managed Equity Fund (Class A, B, C, and Z shares) with a similar investment in the Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) by portraying the initial account values of Class A, B, C, and Z shares at the commencement of operations, and at the end of the fiscal year (October 31), as measured on a quarterly basis, for Class A, B, C, and Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares;
(b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on October 31, 1999;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class
B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after

Class C
(GRAPH)

Class Z
(GRAPH)

purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Since the Fund has been in existence less than one year, no average annual total returns are presented.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies that gives a broad look at how stock prices have performed. The Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund.
The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry StreetNewark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class     NASDAQ      Cusip
  A       PTMAX     74437B103
  B       PTMBX     74437B202
  C       PTMCX     74437B301
  Z         --      74437B400


Trustees

Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.

Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street, Chicago, IL 60610-4795

Prudential Investments is a unit of The Prudential
Insurance Company of America, 751 Broad Street,
Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF187E